Variable Interest Entities ("VIEs") - Schedule of Variable Interest Entities- Gimi MS Statements of Income and Statements of Cash Flow (Details) - Golar Gimi - VIE debt - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2024	Sep. 30, 2023
Statement of cash flows
Additions to asset under development	$ 142,582	$ 179,538
Capitalized financing costs	(921)	(1,492)
Net debt receipts	0	95,000
Net debt repayments	(14,583)	0
Proceeds from subscription of equity interest	$ 40,491	$ 51,106